Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF GEORGIA
NEWNAN DIVISION

	}	CASE NUMBER
	}	02-10835
}
The NewPower Company, et. al.	}	JUDGE	W. Homer Drake, Jr.
}
DEBTORS	}	CHAPTER 11

DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

FOR THE PERIOD

FROM 6/30/2008 to 7/31/2008

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Paul Ferdinands
Attorney for Debtor

Debtor's Address		Attorney's Address
and Phone Number		and Phone Number

P.O. Box 17296		191 Peachtree St.
Stamford, Ct 06907		Atlanta, GA 30303
Tel: (203) 329-8412		Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number: 02-10835	Post Petition
	Totals
For Period from June 30,2008 to July 31, 2008

Opening Cash Balance -4/30/08	$ 1,162

Inflows:
Customer Collections
Collateral Returned
-Sureties
-Security Deposits
Sale Proceeds/Interest Income/Other	1
Total Inflows	1
		Distribution of Outflows
Outflows:		NewPower	The NewPower
Post Petition:		Holdings, Inc.	Company

Professionals - Bankruptcy
Consulting Fees
Lockbox Fees
Supplies & Misc
Rent	0	0
Insurance	60	60
Utilities (Heat, Hydro, Phone, etc.)
Payroll (inlcuding tax payments & fees)	9	9
T&E Reimbursements
State Tax Payments
Distribution to Equity
Total Outflows	69	69

Net Cash Flows	(68)

Closing Cash Balance	$ 1,094

Amount of Cash Balance in Reserve for
Classes 8 -12

Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from June 30,2008 to July 31, 2008
Amounts in $000's

Accounts Receivable at Petition Date:	$ 75,200

Beginning of Month Balance* - Gross	$ 13,476	(per 6/30/08 G/L)
PLUS: Current Month New Billings	-
LESS: Collections During the Month	-

End of Month Balance - Gross	$ 13,476	(per 7/31/08 G/L)
Allowance for Doubtful Accounts	(13,476)

End of Month Balance - Net of Allowance	$ -

Note:	The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.

AR Aging for Post Petition Receivables

	Current	> 30 days	> 60 days	Total

	$ -	$ -	$ 111	$ 111

Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from June 30,2008 to July 31, 2008
Amounts in $000's

See attached System Generated A/P reports as of 7/31/2008(Attachments 2A and 2B).

Beginning of Period Balance	$ 60	(per 6/30/08 G/L)
PLUS: New Indebtedness Incurred	65
LESS: Amounts Paid on A/P& taxes	(69)

End of Month Balance	$ 56	(per 7/31/08 G/L)

9:55 PM	The New Power Company 6/30/03	Exhibit 2A
08/16/08	Vendor Balance Detail
As of July 31, 2008

	Type	Date	Amount	Balance
Arkadin, Inc.				-18.57
	Bill	07/31/2008	85.33	66.76
	Bill	07/22/2008	18.57	85.33
	Bill Pmt -Check	07/31/2008	-85.33	0.00
Total Arkadin, Inc.			18.57	0.00

AT&T				0.00
	Bill	07/31/2008	10.60	10.60
	Bill Pmt -Check	07/31/2008	-10.60	0.00
Total AT&T			0.00	0.00

epiq Systems				0.00
	Bill	07/31/2008	409.28	409.28
	Bill Pmt -Check	07/31/2008	-409.28	0.00
Total epiq Systems			0.00	0.00

Iron Mountain Off-Site Data Protection				0.00
	Bill	07/31/2008	1,076.04	1,076.04
	Bill Pmt -Check	07/31/2008	-1,076.04	0.00
Total Iron Mountain Off-Site Data Protection			0.00	0.00

JPMorgan Chase				0.00
	Bill	07/31/2008	22.79	22.79
	Bill Pmt -Check	07/31/2008	-22.79	0.00
Total JPMorgan Chase			0.00	0.00

Kaster Moving Co. Inc.				0.00
	Bill Pmt -Check	07/07/2008	-92.74	-92.74
	Bill	07/22/2008	92.74	0.00
Total Kaster Moving Co. Inc.			0.00	0.00

Mesirow Financial Services, Inc				0.00
	Bill	07/07/2008	60,000.00	60,000.00
	Bill Pmt -Check	07/07/2008	-60,000.00	0.00
Total Mesirow Financial Services, Inc			0.00	0.00

Ms. Patricia Foster				0.00
	Bill	07/31/2008	375.00	375.00
	Bill Pmt -Check	07/31/2008	-375.00	0.00
Total Ms. Patricia Foster			0.00	0.00

Pink Sheets LLC				0.00
	Bill	07/31/2008	750.00	750.00
	Bill Pmt -Check	07/31/2008	-750.00	0.00
Total Pink Sheets LLC			0.00	0.00

Sidley Austin Brown & Wood				0.00
	Bill	07/31/2008	1,725.22	1,725.22
	Bill Pmt -Check	07/31/2008	-1,725.22	0.00
Total Sidley Austin Brown & Wood			0.00	0.00

U.S. Trustee Program Payment Center				0.00
	Bill	07/31/2008	325.00	325.00
	Bill Pmt -Check	07/31/2008	-325.00	0.00
Total U.S. Trustee Program Payment Center			0.00	0.00

TOTAL			18.57	0.00

New Indebtedness			64,890.57
Paid			-64,872.00

The New Power Company	Exhibit 2B
Unpaid Balance Detail
As of July 31, 2008

Name	Balance

Franchise Tax Liability	55,465.82
Payroll Tax Liablility	0.88
55,466.70

Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from June 30,2008 to July 31, 2008
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date	$ 15,587

Inventory at Beginning of Period	$ -	(per 6/30/08 G/L)
PLUS: Inventrory Purchased	-
LESS: Inventory Used or Sold	-

End of Month Balance	$ -	(per 7/31/08 G/L)

Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date	$ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period	$ -
Less: Depreciation Expense	-
Less: Dispositions	-
Add: Purchases	-

Fixed Assets at End of Period	$ -

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	7/01/2008-7/31/2008

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company Concentration Account
Account Number:
Purpose of Account:	Concentration Account

Beginning Balance	$ 155,065.61
Total Deposits	$ 114.81	interest
Total Payments	$ 63,985.71	Includes transfer to Manual Checking of $60,544
Closing Balance	$ 91,194.71
Service Charges

Electronic Payments issued this Period			EP14
Last Payment issued this Period			EP 20
Total # of payments this Period			9

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	7/01/2008-7/31/2008

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Money Market

Beginning Balance	$ 1,006,153.24
Total Deposits	$ 690.63	Interest Income
Total Payments	$ 3,931.74	Payroll Taxes
Closing Balance	$ 1,002,912.13
Service Charges	$ -

First Check issued this Period		N/A
Last Check issued this Period		N/A
Total # of checks issued this Period		N/A

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	7/01/2008-7/31/2008

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Controlled Disbursements (A/P)

Beginning Balance	$0.00
Total Deposits	$60,504.16	Transfer from Concentration
Total Payments	$60,504.16
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period		201226
Last Check issued this Period		201233
Voided Checks
Total # of checks issued this Period		8

The New Power Company	EXHIBIT 5
Check Detail
July 2008

Num	Date	Name	Paid Amount

wire	07/13/2008	United States Treasury	3,931.76
wire	07/31/2008	United States Treasury	3,931.74
EP14	07/07/2008	Kaster Moving Co. Inc.	92.74
EP15	07/15/2008	M. Patricia Foster	3,388.82
EP16	07/31/2008	Arkadin, Inc.	85.33
EP17	07/31/2008	AT&T	10.60
EP18	07/31/2008	epiq Systems	409.28
EP19	07/31/2008	Iron Mountain Off-Site Data Protection	1,076.04
EP20	07/31/2008	JPMorgan Chase	22.79
201226	07/07/2008	Mesirow Financial Services, Inc	60,000.00
201227	07/13/2008	CT Commissioner of Revenue Services	504.16
201228	07/31/2008	Pink Sheets LLC	750.00
201229	07/31/2008	U.S. Trustee Program Payment Center	325.00
201230	07/31/2008	M. Patricia Foster	3,388.81
201231	07/31/2008	CT Commissioner of Revenue Services	504.16
201232	07/31/2008	Sidley Austin Brown & Wood	1,725.22
201233	07/31/2008	Ms. Patricia Foster	375.00

Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from June 30,2008 to July 31, 2008
Amounts in $000's

Taxes Paid During the Month

Employment Taxes	4.4
Connecticut State Tax

Taxes Owed and Due

Payroll Tax Liability

Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages
For Period from June 30,2008 to July 31, 2008
Amounts in $000's

Summary of Officer Compensation

See supplemental attachment.

Personnel Report
	Full Time	Part Time
# of Employees at beginning of period		1
# hired during the period	-	-
# terminated/resigned during period	-	-
# employees on payroll - end of period	0	1

# of employees on temporary consulting assignments		0

Confirmation of Insurance

See supplemental attachment. *

* Omitted

Attachment 7B
	Payments made to insiders 7/01/08 - 7/31/08	(Supplemental)
Payments are in gross amts

	Title	Amount	Date	Type

M. Patricia Foster	President & CEO	$ 5,208.33	7/15/2008	Salary for pay period 7/01 -7/15
		$ 5,208.33	7/31/2008	Salary for pay period 7/16 -7/31

$ 10,416.67

Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from June 30,2008 to July 31, 2008

none